Exhibit 10.27

ENDORSEMENT TO 10% SENIOR SECURED CONVERTIBLE NOTE

Precision Optics Corporation, Inc.

New York, New York

March 31, 2012

The 10% Senior Secured Convertible Note dated June 25, 2008 and amended December 11, 2008, June 25, 2010, July 26, 2010, September 15, 2010, October 15, 2010, November 15, 2010, November 30, 2010, December 1, 2010, December 3, 2010, December 17, 2010, January 10, 2011, January 24, 2011, February 7, 2011,  February 25, 2011,  March 11, 2011, March 31, 2011, April 15, 2011, April 29, 2011, May 13, 2011, June 3, 2011, June 28, 2011, July 6, 2011, July 20, 2011, July 25, 2011,  July 27, 2011, August 31, 2011, September 30, 2011, October 31, 2011, December 15, 2011 and January 31, 2012  (the “Note”) of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), payable to the order of Arnold Schumsky (the “Holder”) in an aggregate principal amount of $50,000 and to which this Endorsement is affixed is hereby amended in the following respects:

1.

The second sentence of the first paragraph of the Note is hereby modified, and an additional sentence is inserted as follows:

Subject to the other provisions of this Note, the principal of this Note shall mature and become due and payable on July 31, 2012 (the “Stated Maturity Date”). All accrued and unpaid interest on this Note up to and including March 31, 2012 shall be due on or before April 13, 2012.

2.	As soon as practicable following the execution of this Endorsement, the Company will issue to the Holder warrants to purchase 5,000 shares of the Company’s common stock with an exercise price of $1.20 and a term of 3 years.

3.	Except as expressly amended by this Endorsement, the Note remains in full force and effect and the Company hereby reconfirms its obligations thereunder.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be duly executed, and the Holder has caused this Endorsement to be duly accepted, by their respective duly authorized representatives as of the day and year first above written.

PRECISION OPTICS CORPORATION, INC.

By	/s/ Joseph N. Forkey

Name: Joseph N. Forkey
Title: Chief Executive Officer

Accepted:

/s/ Arnold Schumsky

Arnold Schumsky